EXHIBIT 10.5










                                  eGLOBE, INC.
                         1995 EMPLOYEE STOCK OPTION AND
                            APPRECIATION RIGHTS PLAN












                             AS AMENDED AND RESTATED


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                                TABLE OF CONTENTS

1.       Purpose  .............................................      1
2.       General Provisions.....................................     1
3.       Eligibility............................................     2
4.       Number of Shares Subject to Plan.......................     2
5.       Stock Options..........................................     2
6.       Stock Appreciation Rights..............................     6
7.       Effect of Changes in Capitalization....................     8
8.       Nontransferability.....................................     9
9.       Amendment, Suspension, or Termination of Plan..........    10
10.      Effective Date.........................................    10
11.      Termination Date.......................................    10
12.      Resale of Shares Purchased.............................    10
13.      Acceleration of Rights and Options.....................    10
14.      Written Notice Required; Tax Withholding...............    11
15.      Compliance with Securities Laws........................    11
16.      Waiver of Vesting Restrictions by Committee............    12
17.      Reports to Participants................................    12
18.      No Employee Contract...................................    12



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                                  eGLOBE, INC.
                         1995 EMPLOYEE STOCK OPTION AND
                            APPRECIATION RIGHTS PLAN
                             AS AMENDED AND RESTATED

                  1. PURPOSE. eGlobe, Inc. hereby establishes its 1995 Employee Stock Option and Appreciation Rights Plan (the "Plan"). The purpose of the Plan is to advance the interests of Executive TeleCard, Ltd. and its subsidiaries (collectively "the Company") and the Company's stockholders by providing a means by which the Company shall be able to attract and retain competent employees, officers, non-employee directors, consultants and advisors by providing them with an opportunity to participate in the increased value of the Company which their effort, initiative, and skill have helped produce.

                  2.     GENERAL PROVISIONS.

                  (a) The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as now in effect or as hereafter amended (the "Exchange Act"), the Board of Directors of the Company (the "Board") may exercise any power or authority granted to the Committee under this Plan. The Committee shall be comprised of two or more directors designated by the Board.

                  (b) The Committee shall have full power to construe and interpret the Plan and to establish and amend rules and regulations for its administration. Any action of the Committee with respect to the Plan shall be taken by majority vote or by the unanimous written consent of the Committee members.

                  (c) The Committee shall determine, in its sole discretion, which participants under the Plan shall be granted stock options or stock appreciation rights, the time or times at which options or rights are granted, as well as the number and the duration of the options or rights which are granted to participants; provided, however, that no participant may be granted options to purchase more than 500,000 shares of common stock of the Company ("Common Stock") under the Plan in any two (2) year period.

                  (d) The Committee shall also determine any other terms and conditions relating to options and rights granted under the Plan as the Committee may prescribe, in its sole discretion.

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                  (e) The Committee shall make all other determinations and take all other actions which it deems necessary or advisable for the administration of the Plan.

                  (f) All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

                  3. ELIGIBILITY. The Company's employees, non-employee directors, advisors, consultants and any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board shall be eligible to participate in the Plan and to receive options and rights hereunder, provided, however, that Incentive Stock Options may only be granted to employees of the Company or its subsidiaries.

                  4. NUMBER OF SHARES SUBJECT TO PLAN. The aggregate number of shares of the Company's Common Stock which may be granted to participants shall be 7,000,000 shares, subject to adjustment only as provided in Sections 5(h) and 7 hereof. These shares may consist of shares of the Company's authorized but unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury or any combination thereof. If an option granted under this Plan is surrendered, or for any other reason ceases to be exercisable in whole or in part, the shares as to which the option ceases to be exercisable shall be available for options to be granted to the same or other participants under the Plan, except to the extent that an option is deemed surrendered by the exercise of a tandem stock appreciation right and that right is paid by the Company in stock, in which event the shares issued in satisfaction of the right shall not be available for new options or rights under the Plan. Further, shares issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a result of acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan.

                  5. STOCK OPTIONS.

                  (a)  TYPE  OF   OPTIONS.   Options   granted   may  be  either
Nonqualified Stock Options or Incentive Stock

Options as determined by the Committee in its sole discretion and as reflected in the Notice of Grant issued by the Committee. "Incentive Stock Option" means an option intended to qualify as an incentive stock option within the meaning of ss. 422 of the Internal Revenue Code of 1986 (the "Code"). "Nonqualified Stock Option" means an option not intended to qualify as an Incentive Stock Option or an Incentive Stock Option which is converted to a Nonqualified Stock Option under Section 5(f) hereof.

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                  (b) OPTION  PRICE.  The price at which  options may be granted under the Plan shall be determined by the Committee at the time of grant as follows:

                                    (i) For  Incentive  Stock Options the option
price shall be equal to 100% of the Fair Market Value of the stock on the date the option is granted; provided, however, that for Incentive Stock Options granted to any person who, at the time such option is granted, owns (as defined in ss. 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or its parent or subsidiary corporation, the option price shall be 110% of the Fair Market Value.

                                    (ii)  For  Nonqualified  Stock  Options  the
option price shall be not less than the par value of a share of the Stock covered by the Option.

                                    (iii) For purposes of this Plan,  and except
as otherwise set forth herein, "Fair Market Value" shall mean: (A) if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, shall be the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the valuation date, or (B) if there were no such sales on the valuation date, then in accordance with Treas. Reg. ss. 20.2031-2 or successor regulations. Unless otherwise specified by the Committee at the time or grant (or in the formula proposed for such grant, if applicable), the valuation date for purposes of determining Fair Market Value shall be the date of grant. The Committee (or the Board of Directors with respect to grants to Committee members pursuant to Section 5(g) hereof may specify in any grant of an option or stock appreciation right that, instead of the date of grant, the valuation date shall be a valuation period of up to ninety (90) days prior to the date of grant, and Fair Market Value for purposes of such grant shall be the average over the valuation period of the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on each date on which sales were made in the valuation period, provided, however, that if the Committee (or the Board of Directors) fails to specify a valuation period and there were no sales on the date of grant then Fair Market Value shall be determined as if the Committee had specified a thirty (30) day valuation period for such determination, unless there is no established market for the Company's Common Stock in which case the determination of Fair Market Value shall be in accordance with clause (B) above.

                  (c) EXERCISE OF OPTION. The right to purchase shares covered by any option under this Plan shall be exercisable only in accordance with the terms

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and  conditions of the grant to the  participant.  Such terms and conditions may include a time period or schedule whereby some of the options granted may become exercisable, or "vested", over time and certain conditions, such as continuous service or specified performance criteria or goals, must be satisfied for such vesting. The determination as to whether to impose any such vesting schedule or performance criteria, and the terms of such schedule or criteria, shall be within the sole discretion of the Committee. These terms and conditions may be different for different participants so long as all options satisfy the requirements of the Plan.

                  The exercise of options shall be paid for in cash or in shares of the Company's Common Stock, or any combination thereof. Shares tendered as payment for option exercises shall, if acquired from the Company, have been held for at least six months and shall be valued at the Fair Market Value of the shares on the date of exercise. The Committee may, in its discretion, agree to a loan by the Company to one or more participants of a portion of the exercise price (not to exceed the exercise price minus the par value of the shares to be acquired, if any) for up to three (3) years with interest payable at the prime rate quoted in the Wall Street Journal on the date of exercise. Members of the Committee may receive such loans from the Company for the exercise of their options, if any, only with approval by the Board.

                  The Committee may also permit a participant to effect a net exercise of an option without tendering any shares of the Company's stock as payment for the option. In such an event, the participant will be deemed to have paid for the exercise of the option with shares of the Company's stock and shall receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of options exercised. Members of the Committee may effect a net exercise of their options only with the approval of the Board.

                  The Committee may also cause the Company to enter into arrangements with one or more licensed stock brokerage firms whereby participants may exercise options without payment therefor but with irrevocable orders to such brokerage firm to immediately sell the number of shares necessary to pay the exercise price for the option and the withholding taxes, if any, and then to transmit the proceeds from such sales directly to the Company in satisfaction of such obligations.

                  The Committee may prescribe forms which must be completed and signed by a participant and tendered with payment of the exercise price in order to exercise an option.

                  (d) DURATION OF OPTIONS. Unless otherwise prescribed by the Committee or this Plan, options granted hereunder shall expire ten (10) years from the date of grant, subject to early termination as provided in Section 5(f) hereof.

                  (e) INCENTIVE STOCK OPTIONS LIMITATIONS. In no event shall an Incentive Stock Option be granted to any person who, at the time such option is granted, owns (as defined in ss. 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its parent or subsidiary corporation, unless the option price is at least 110% of the Fair Market Value of the stock subject to the Option, and such Option is by its terms not exercisable after the expiration of five (5) years from the date such Option is granted. Moreover, the aggregate Fair Market Value (determined as of the time that option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any individual employee during any single calendar year under the Plan shall not exceed $100,000. In addition, in order to receive the full tax benefits of an Incentive Stock Option, the employee must not resell or otherwise dispose of the stock acquired upon exercise of the Incentive Stock Option until two (2) years after the date the option was granted and one (1) year after it was exercised.

                  (f) EARLY TERMINATION OF OPTIONS. In the event a participant's employment with or service to the Company shall terminate as the result of total disability, as defined below, or the result of retirement at 65 years of age or later, then any options granted to such participant shall expire and may no longer be exercised three (3) months after such termination. If the participant dies while employed or engaged by the Company, to the extent that the option was exercisable at the time of the participant's death, such option may, within one year after the participant's death, be exercised by the person or persons to whom the participant's rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that an option may not be exercised to any extent after the expiration of the option as originally granted. In the event a participant's employment or engagement by the Company shall terminate as the result of any circumstances other than those referred to above, whether terminated by the participant or the Company, with or without cause, then all options granted to such participant under this Plan shall terminate and no longer be exercisable as of the date of such termination, provided, however, that if an employee with an Incentive Stock Option terminates employment prior to its exercise, but notwithstanding such termination becomes or remains a non-employee advisor, consultant or director eligible for
Nonqualified Stock Options hereunder or any other stock option plan of the Company, then the Incentive Stock Option shall be converted to a Nonqualified Stock Option on the date the Incentive Stock Option would otherwise have terminated. A change in a participant's status from one eligible category to another (e.g., from an employee to a consultant) without a break in service shall not be considered a termination of that participant's employment or engagement for purposes hereof.

                  An employee who is absent from work with the Company because of total disability, as defined below, shall not by virtue of such absence alone be deemed to have terminated such participant's employment with the Company. All rights which such participant would have had to exercise options granted hereunder will be suspended during the period of such absence and may be exercised cumulatively by such participant upon his return to the Company so long as such rights are exercised prior to the expiration of the option as originally granted. For purposes of this Plan, "total disability" shall mean disability, as a result of sickness or injury, to the extent that the participant is prevented from engaging in any substantial gainful activity and is eligible for and receives a disability benefit under Title II of the Federal Social Security Act.

                  Notwithstanding the foregoing, the Committee may, in its discretion, permit the exercise of an option after termination of a participant's employment or engagement by the Company or during any absence from work because of total disability.

                  (g) GRANTS TO COMMITTEE MEMBERS. The Committee shall have no authority to make grants to its members hereunder, rather the Board of Directors (with members of the Committee abstaining) shall have the authority to make grants under this Plan to members of the Committee. Any designation of such grants may be by means of a formula specified by the Board of Directors to award grants automatically at a stated time. Nothing in this Section 5(g) shall be interpreted to prohibit the Board of Directors from granting options or rights to its members if the Board of Directors is administering the Plan in accordance with Section 2(a) above.

                  6. STOCK APPRECIATION RIGHTS.

                  (a) GRANT. Stock appreciation rights may be granted by the Committee under this Plan upon such terms and conditions as it may prescribe. A stock appreciation right may be granted in connection with an option previously granted to or to be granted under this Plan or may be granted by itself. Each stock appreciation right related to an option (a "Tandem Right") shall become nonexercisable and be forfeited if the option to which it relates (the "Related Option") is exercised. "Stock appreciation right" as used in this Plan means a right to receive the excess of Fair Market Value, on the date of exercise, of a share of the Company's Common Stock on which an appreciation right is exercised over the option price provided for in the related option and is issued in consideration of services performed for the Company or for its benefit by the participant. Such excess is hereafter called "the differential."

                  (b) EXERCISE OF STOCK APPRECIATION RIGHTS. Stock appreciation rights shall be exercisable and be payable in the following manner:

                                     (i) A stock  appreciation  right not issued
with a Related Option (a "Separate Right") shall be exercisable at the time or times prescribed by the Committee. A Tandem Right shall be exercisable by the participant at the same time or times that the Related Option could be exercised. A participant wishing to exercise a stock appreciation right shall give written notice of such exercise to the Company. Upon receipt of such notice, the Company shall determine, in its sole discretion, whether the participant's stock appreciation rights shall be paid in cash or in shares of the Company's Common Stock or any combination of cash and shares and thereupon shall, without deducting any transfer or issue tax, deliver to the person exercising such right an amount of cash or shares of the Company's Common Stock or a combination thereof with a value equal to the differential. The date the Company receives the written notice of exercise hereunder is the exercise date. The shares issued upon the exercise of a stock appreciation right may consist of shares of the Company's authorized but unissued Common Stock or of its authorized and issued Common Stock reacquired by the Company and held in its treasury or any combination thereof. No fractional share of Common Stock shall be issued; rather, the Committee shall determine whether cash shall be given in lieu of such fractional share or whether such fractional share shall be eliminated.

                                     (ii) The  exercise of a Tandem  Right shall
automatically result in the surrender of the Related Option by the participant on a share for share basis. Likewise, the exercise of a stock option shall automatically result in the surrender of the related Tandem Right. Shares covered by surrendered options shall be available for granting further options under this Plan except to the extent and in the amount that such rights are paid by the Company with shares of stock, as more fully discussed in Section 4 hereof.

                                     (iii) The  Committee  may  impose any other
terms and conditions it prescribes upon the exercise of a stock appreciation right, which conditions may include a condition that the stock appreciation right may only be exercised in accordance with rules and regulations adopted by the Committee from time to time.

                  (c) LIMITATION ON PAYMENTS. Notwithstanding any other provision of this Plan, the Committee may from time to time determine, including at the time of exercise, the maximum amount of cash or stock which may be given upon exercise of any stock appreciation right in any year; provided, however, that all such amounts shall be paid in full no later than the end of the year immediately following the year in which the participant exercised such stock appreciation rights. Any determination under this paragraph may be changed by the Committee from time to time provided that no such change shall require the participant to return to the Company any amount theretofore received or to extend the period within which the Company is required to make full payment of the amount due as the result of the exercise of the participant's stock appreciation rights.

                  (d) Expiration or termination of stock appreciation rights.

                                     (i) Each  Tandem  Right and all  rights and
obligations thereunder shall expire on the date on which the Related Option expires or terminates. Each Separate Right shall expire on the date prescribed by the Committee.

                  7. EFFECT OF CHANGES IN CAPITALIZATION

                           (a)  CHANGES  IN  COMMON  STOCK.  If  the  number  of
outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of shares for which options or stock appreciation rights are outstanding, so that the proportionate interest of the participant immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding options shall not change the aggregate option price payable with respect to shares subject to the unexercised portion of the option outstanding but shall include a corresponding proportionate adjustment in the option price per share. Similar adjustments shall be made to the terms of stock appreciation rights.

                           (b)   REORGANIZATION   WITH  THE  COMPANY  SURVIVING.
Subject to Section 7(c) hereof, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities, any option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the option price per share so that the aggregate option price thereafter shall be the same as the aggregate option price of the shares remaining subject to the option immediately prior to such reorganization, merger or consolidation. Similar adjustments shall be made to the terms of stock appreciation rights.

                           (c) OTHER  REORGANIZATIONS,  SALE OF ASSETS OR COMMON
STOCK. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another person or entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Company at the time the Plan is approved by the Stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Plan and all options and stock appreciation rights outstanding hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the options and stock appreciation rights theretofore granted, or for the substitution for such options and stock appreciation rights of new options and stock appreciation rights covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan, options and stock appreciation rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each participant shall have the right (subject to the general limitations on exercise set forth in Section 5(d) hereof and except as otherwise specifically provided in the option agreement relating to such option or stock appreciation right), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such option or stock appreciation right in whole or in part, whether or not such option or stock appreciation right was otherwise exercisable at the time such termination occurs, but subject to any additional provisions that the Committee may, in its sole discretion, include in any option agreement. The Committee shall send written notice of an event that will result in such a termination to all participants not later than the time at which the Company gives notice thereof to its stockholders.

                           (d)  ADJUSTMENTS.  Adjustments  under this  Section 7
relating to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                           (e) NO LIMITATIONS ON COMPANY. The grant of an option
or stock  appreciation  right  pursuant to the Plan shall not affect or limit in
any  way  the   right   or   power   of  the   Company   to  make   adjustments,
reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

                  8. NONTRANSFERABILITY. During a participant's lifetime, a right or an option may be exercisable only by the participant. options and rights granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and, if the Company has a class of securities registered under the Exchange Act, by Exchange Act Rule 16b-3, the Committee may, in its sole discretion, (i) permit a recipient of a Nonqualified Stock Option to designate in writing during the participant's lifetime a beneficiary to receive and exercise the participant's Nonqualified Stock Options in the event of such participant's death (as provided in Section 5(f)), (ii) grant Nonqualified Stock Options that are transferable to the immediate family, a family trust of the participant or any other legal entity in which immediate family members own or hold the only interests and (iii) modify existing Nonqualified Stock Options to be transferable to the immediate family, a family trust or a family legal entity of the participant. Any other attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option or right under the Plan, or of any right or privilege conferred thereby, contrary to the provisions of the Plan shall be null and void.

                  9. AMENDMENT, SUSPENSION, OR TERMINATION OF PLAN. The Committee or the Board of Directors may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Committee may deem advisable in order that options and rights granted hereunder shall conform to any change in the law, or in any other respect which the Committee or the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without the participant's consent, alter or impair any of the rights or obligations under any option or stock appreciation rights theretofore granted to him or her under the Plan; and provided further that no such amendment shall, without shareholder approval, increase the total number of shares available for grants of options or rights under the Plan (except as provided by Section 7 hereof).

                  10. EFFECTIVE DATE. The effective date of the Plan is December 14, 1995.

                  11. TERMINATION DATE. Unless this Plan shall have been previously terminated by the Committee, this Plan shall terminate on December
14, 2005, except as to stock, options and rights theretofore granted and outstanding under the Plan at that date, and no stock, option or right shall be granted after that date.

                  12. RESALE OF SHARES PURCHASED. All shares of stock acquired under this Plan may be freely resold, subject to applicable state and federal securities laws restricting their transfer. As a condition to exercise of an option, however, the Company may impose various conditions, including a requirement that the person exercising such option represent and warrant that, at the time of such exercise, the shares of Common Stock being purchased are being purchased for investment and not with a view to resale or distribution thereof. In addition, the resale of shares purchased upon the exercise of Incentive Stock Options may cause the employee to lose certain tax benefits if the employee fails to comply with the holding period requirements described in
Section 5(e) hereof.

                  13. ACCELERATION OF RIGHTS AND OPTIONS. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any right or option granted pursuant to the Plan shall become immediately and fully exercisable during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the option is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no option or right shall be immediately exercisable under this Section on account of any agreement of merger or other reorganization where the shareholders of the Company immediately before the consummation of the transaction will own 50% or more of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this section is not consummated, but rather is terminated, canceled or expires, the options and rights granted pursuant to the Plan shall thereafter be treated as if that agreement had never been entered into. In the event any provision of the Plan or any option or right granted pursuant to the Plan would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in any agreement that an optionee who receives a grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

                  14. WRITTEN NOTICE REQUIRED; TAX WITHHOLDING. Any option or right granted pursuant to the Plan shall be exercised when written notice of that exercise by the participant has been received by the Company at its principal office and, with respect to options, when full payment for the shares with respect to which the option is exercised has been received by the Company. By accepting a grant under the Plan, each participant agrees that, if and to the extent required by law, the Company shall withhold or require the payment by participant of any state, federal or local taxes resulting from the exercise of an option or right; provided, however, that to the extent permitted by law, the Committee (or, for Committee members, the Board) may in its discretion, permit some or all of such withholding obligation to be satisfied by the delivery by the participant of, or the retention by the Company of, shares of its Common Stock.

                  15. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any option or right granted under the Plan unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange or automated quotation system upon which shares of the Company's stock may then be listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Further, each participant must consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the exercise of the option or right restricting their transferability as may be required by law, the option or right, or the Plan.

                  16. WAIVER OF VESTING RESTRICTIONS BY COMMITTEE. Notwithstanding any provision of the Plan, the Committee shall have the discretion to waive any vesting restrictions on the participant's options or rights, or the early termination thereof.

                  17. REPORTS TO PARTICIPANTS. The Company shall furnish to each participant a copy of the annual report, if any, sent to the Company's shareholders. Upon written request, the Company shall furnish to each participant a copy of its most recent annual report and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

                  18. NO EMPLOYEE CONTRACT. The grant of restricted stock or an option or right under the Plan shall not confer upon any participant any right with respect to continuation of employment by, or the rendition of advisory or consulting services to, the Company, nor shall it interfere in any way with the Company's right to terminate the participant's employment or services at any time.

                  As adopted by the Board of Directors of the Company on December 14, 1995, as approved by stockholders on July 26, 1996, as amended and restated by the Board of Directors on October 25, 1997, as amended and restated by the Board of Directors on January 17, 1998 and as approved by stockholders (with respect to the increase in the number of shares) on February 26, 1998, as further amended and restated by the Board of Directors on May 14, 1999 and as approved by the stockholders (with respect to the increase in the number of shares) on June 16, 1999, and as further amended and restated by the Board of Directors on December 16, 1999 and as approved by the stockholders (with respect to the increase in the number of shares) on March 23, 2000.

                                           /S/ GRAEME BROWN, SECRETARY